                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):           October 13, 1998


   NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-13323                                          04-2803902
(Commission File Number)                     (IRS Employer Identification No.)


     225 Franklin Street, Boston, MA                        02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 13, 1998, New England Life Pension Properties II; A Real Estate Limited Partnership (the "Partnership") sold the property known as Case Communications to an unaffiliated third party (the "Buyer") for total gross proceeds of $20,008,520. The terms of the sale were determined by arms-length negotiation between the Buyer and AEW Real Estate Advisors, Inc., on behalf of the Partnership. The Partnership received net proceeds of approximately $18,069,000 representing repayment for its ground lease and mortgage loan investments and residual proceeds. The Partnership recognized a gain of approximately $6,119,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended June 30, 1998 (Exhibit C).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 27, 1998           NEW ENGLAND LIFE PENSION PROPERTIES II;
                                 A REAL ESTATE LIMITED PARTNERSHIP
                                 (Registrant)



                            By:  Copley Properties Company II, Inc.
                                 General Partner


                            By:  J. Christopher Meyer III
                               --------------------------------
                                Name:  J. Christopher Meyer III
                                Title: President, Chief Executive
                                       Officer and Director

New England Life Pension Properties II;                               EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1998
Unaudited


                                                                            Pro Forma                June 30, 1998
                                                  June 30, 1998             Adjustment                 Pro Forma
                                                  -------------            -------------             -------------
ASSETS

Real estate investments:
   Property, net                                   $ 11,649,067            $ (11,649,067)(a)          $          -
                                                  -------------            -------------             -------------
                                                     11,649,067              (11,649,067)                        -

Cash and cash equivalents                             3,967,597               18,068,655 (a)            22,036,252
Interest and rent receivables                            15,949                        -                    15,949
                                                  -------------            -------------             -------------
                                                   $ 15,632,613                6,419,588              $ 22,052,201
                                                  =============            =============             =============

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                   $     39,070                        -              $     39,070
Accrued management fee                                  185,708                        -                   185,708
Deferred disposition fees                             1,172,249                  300,128 (b)             1,472,377
                                                  -------------            -------------             -------------
Total liabilities                                     1,397,027                  300,128                 1,697,155
                                                  -------------            -------------             -------------

Partners' capital:
   Limited partners ($172.58 per unit;
      110,000 units authorized, 39,917 units
      issued and outstanding)                        14,123,936                6,058,265 (a)            20,182,201
   General partner                                      111,650                   61,195 (a)               172,845
                                                  -------------            -------------             -------------

Total partners' capital                              14,235,586                6,119,460                20,355,046
                                                  -------------            -------------             -------------
                                                   $ 15,632,613            $   6,419,588              $ 22,052,201
                                                  =============            =============             =============

New England Life Pension Properties II;                               EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited

                                                                                      Pro Forma          December 31, 1997
                                                            December 31, 1997         Adjustment            Pro Forma
                                                            -----------------        -------------       -----------------

Investment Activity

Property rentals                                                $ 2,960,401           $ (726,093)(c)        $ 2,234,308
Property operating expenses                                        (950,646)             195,527 (c)           (755,119)
Depreciation and amortization                                      (641,035)              76,172 (c)           (564,863)
                                                                -----------           ----------            -----------
                                                                  1,368,720             (454,394)               914,326

Ground rentals and interest on mortgage loans                     1,564,335           (1,391,061)(c)            173,274
                                                                -----------           ----------            -----------

     Total real estate operations                                 2,933,055           (1,845,455)             1,087,600

Gain on sales of property                                         3,723,281            6,119,460 (a)          9,842,741
                                                                -----------           ----------            -----------

     Total real estate activity                                   6,656,336            4,274,005             10,930,341

Interest on cash equivalents and short term investments             387,853                    -                387,853
                                                                -----------           ----------            -----------

     Total investment activity                                    7,044,189            4,274,005             11,318,194

Portfolio Expenses

Management fee                                                      218,407             (159,733)(f)             58,674
General and administrative                                          138,225               (3,650)(g)            134,575
                                                                -----------           ----------            -----------
                                                                    356,632             (163,383)               193,249
                                                                -----------           ----------            -----------

Net income                                                      $ 6,687,557           $4,437,388            $11,124,945
                                                                ===========           ==========            ===========

Net income per limited partnership unit                         $    165.86           $   110.05 (d)        $    275.91
                                                                ===========           ==========            ===========

Number of limited partnership units
  outstanding during the period                                      39,917               39,917                 39,917
                                                                ===========           ==========            ===========

New England Life Pension Properties II;                               EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1998
Unaudited

                                                                                      Pro Forma              June 30, 1998
                                                                June 30, 1998         Adjustment               Pro Forma
                                                                -------------         ----------             -------------

Investment Activity

Property rentals                                                 $1,386,068           (1,378,968)(e)         $    7,100
Property operating expenses                                        (372,554)             357,069 (e)            (15,485)
Depreciation and amortization                                      (173,818)             173,818 (e)                  -
                                                                -----------           ----------            -----------

     Total real estate operations                                   839,696             (848,081)                (8,385)

Gain on sale of property                                                  -            6,119,460 (a)          6,119,460
                                                                -----------           ----------            -----------

     Total real estate activity                                     839,696            5,271,379              6,111,075

Interest on cash equivalents and short term investments             101,367                    -                101,367
                                                                -----------           ----------            -----------

     Total investment activity                                      941,063            5,271,379              6,212,442


Portfolio Expenses

Management fee                                                      226,981              (86,675)(f)            140,306
General and administrative                                           69,618                    -                 69,618
                                                                -----------           ----------            -----------
                                                                    296,599              (86,675)               209,924
                                                                -----------           ----------            -----------

Net income                                                       $  644,464           $5,358,054             $6,002,518
                                                                ===========           ==========            ===========

Net income per limited partnership unit                          $    15.98           $   132.89 (d)         $   148.87
                                                                ===========           ==========            ===========

Number of limited partnership units
  outstanding during the period                                     39,917                39,917                 39,917
                                                                ===========           ==========            ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.